UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 28, 2006


                           ICON INCOME FUND NINE, LLC
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                       000-50217                 13-4183234
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  (State of                    (Commission               (IRS Employer
 Incorporation)                File Number)            Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

     ICON Income Fund Nine, LLC ("Fund Nine"), together with one of its affiliates, has purchased state-of-the-art telecommunications equipment from various vendors, which is subject to a forty-eight (48) month lease with Global Crossing Telecommunications, Inc. and its affiliate Global Crossing North American Networks, Inc. (collectively, the "Lessee"). The Lessee is an Internet protocol based telecommunications provider that delivers voice, video and data services to its customers. Fund Nine's portion of the purchase price for the equipment is approximately $2,000,000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ICON INCOME FUND NINE, LLC
                              By:  ICON CAPITAL CORP., its Manager



Dated:  October 3, 2006      By:  /s/ Thomas W. Martin
                                 -----------------------------------------------
                                  Thomas W. Martin
                                  Chief Operating Officer